EXHIBIT 24

                                POWER OF ATTORNEY

     We, the undersigned directors of BNH Bancshares, Inc., hereby severally constitute F. Patrick McFadden, Jr. and John F. Trentacosta and each of them singly, our true and lawful attorneys with full power of substitution, to sign for us and in our names in the capacities indicated below, the Annual Report on Form 10-K of BNH Bancshares, Inc. for the fiscal year ended December 31, 1995, and generally to do all such things in our name and behalf in our capacities as directors to enable BNH Bancshares, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Annual Report.

SIGNATURE                                 TITLE                       DATE
---------                                 -----                       ----

/s/ F. PATRICK MCFADDEN, JR.        President and Chief          March 19, 1996
-----------------------------       Executive Officer and
F. Patrick McFadden, Jr.            Director

/s/ GEORGE M. DERMER                Chairman of the Board        March 19, 1996
-----------------------------       and Director
George M. Dermer

/s/ RICHARD L. ADES                 Director                     March 19, 1996
-----------------------------
Richard L. Ades

/s/ STEVEN P. AHERN                 Director                     March 19, 1996
-----------------------------
Steven P. Ahern

/s/ MARTIN R. ANASTASIO             Director                     March 19, 1996
-----------------------------
Martin R. Anastasio

/s/ THOMAS M. DONEGAN               Director                     March 19, 1996
-----------------------------
Thomas M. Donegan

/s/ VICTOR B. HALLBERG              Director                     March 19, 1996
-----------------------------
Victor B. Hallberg

/s/ THEODORE F. HOGAN, JR.          Director                     March 19, 1996
-----------------------------
Theodore F. Hogan, Jr.

/s/ KARL J. JALBERT                 Director                     March 19, 1996
-----------------------------
Karl J. Jalbert

/s/ LAWRENCE M. LIEBMAN             Director                     March 19, 1996
-----------------------------
Lawrence M. Liebman

/s/ CARL M. PORTO                   Director                     March 19, 1996
-----------------------------
Carl M. Porto

/s/ VINCENT A. ROMEI                Director                     March 19, 1996
-----------------------------
Vincent A. Romei

/s/ STANLEY SCHOLSOHN               Director                     March 19, 1996
-----------------------------
Stanley Scholsohn

/s/ CHEEVER TYLER                   Director                     March 19, 1996
-----------------------------
Cheever Tyler